Exhibit 99.1

                            Union Bankshares Inc.
---------------------------------------------------------------------------
                               March 31, 2004

                            First Quarter Report

                                 Amex:  UNB

                                                             April 28, 2004

Dear Shareholder:

Our first quarter financial results are enclosed reporting asset and earnings growth of 4% over the same period in 2003. Interest rates continue to remain at 45 year lows and by now almost everyone has refinanced their home once or more in the past two years. As economic indicators continue to improve, speculation is now growing for a modest increase in interest rates toward the end of this year. We will continue to manage our balance sheet in anticipation of this increase.

Early indications for the "construction season" tell us it will be another good year for residential and commercial building projects. Trapp Family Lodge is well under way with the buildout of the Trapp Family Villas and Stowe Mountain Resort is in phase one of its major expansion. Both are providing many jobs in the building trades. Our "pipeline" of loans either committed or in the application process is quite strong in all our markets.

As follow up to our shareholder letter in January regarding electronic banking we have upgraded much of our data processing equipment and the communication lines to all our offices. Installation of check imaging software has been completed and should be available to customers in August. We look forward to the utilization of this product which will streamline much of our backroom operations, record retention and improve information retrieval systems for both staff and customers. A byproduct of the daily banking routine generates much information. How we store that data and the methods employed to do so, are critical to efficiency and productivity.

Currently we operate from 12 facilities. Three of these will be seeing some form of renovation during the next 12 months. In St. Johnsbury the Portland Street office will see major exterior and interior improvements and the Railroad Street office will see upgrades and preservation of this historic structure. In Morrisville the exterior of the Green Mountain Block will be improved to match existing village architecture. These projects and others we are contemplating should provide better banking services to our customers.

Enclosed is a dividend check or advice of deposit representing a dividend of $.22 per share to shareholders of record April 24, 2004.

Recently you received our proxy statement, ballot and annual report. These documents contain much information about your company and we urge you to read these materials. You are cordially invited to the annual meeting which will be held on Wednesday, May 19th at 3:00 PM at the Union Bank main office in Morrisville.

Sincerely,

/s/ Richard C. Sargent                 /s/ Kenneth D. Gibbons

Richard C. Sargent                     Kenneth D. Gibbons
Chairman                               President & CEO

Consolidated Balance Sheets (unaudited)
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

                                           March 31, 2004    March 31, 2003


ASSETS
Cash and Due from Banks                     $ 20,221,592      $ 15,955,917
Federal Funds Sold & Overnight Deposits        2,762,272         6,498,382
Interest Bearing Deposits in Banks             6,320,780         4,734,137
Securities Available-for-Sale                 43,345,736        39,430,842
Federal Home Loan Bank Stock                   1,240,500         1,240,500
Loans Held for Sale                           14,524,292        18,701,448
Loans, net                                   253,322,333       239,392,247
  Less: Reserve for Loan Losses               (3,018,917)       (2,954,797)
Premises and Equipment, net                    4,726,208         4,576,725
Other Real Estate Owned                          210,131           743,871
Accrued Interest & Other Assets                6,471,473         6,865,896
                                            ------------      ------------
      Total Assets                          $350,126,400      $335,185,168
                                            ============      ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Non-interest Bearing Deposits               $ 47,183,292      $ 38,080,480
Interest Bearing Deposits                    247,351,695       245,691,790
Borrowed Funds                                10,326,888         7,192,724
Accrued Interest & Other Liabilities           3,783,785         4,629,709
Common Stock                                   9,822,522         9,813,272
Paid-in Capital                                   54,576                 0
Retained Earnings                             32,343,529        30,732,161
Accumulated Other Comprehensive Income           982,044           766,963
Treasury Stock at Cost                        (1,721,931)       (1,721,931)
                                            ------------      ------------
      Total Liabilities and
       Stockholders' Equity                 $350,126,400      $335,185,168
                                            ============      ============

Standby Letters of Credit were $985,000 and $1,238,000 at March 31, 2004 and 2003, respectively.
===========================================================================

Consolidated Statements of Income (unaudited)
---------------------------------------------------------------------------


                                   March 31, 2004    March 31, 2003

Interest Income                      $4,867,094        $5,141,014
Interest Expense                        844,302         1,199,279
                                     ----------        ----------
  Net Interest Income                 4,022,792         3,941,735
Less: Provision for Loan Losses               0            42,000
                                     ----------        ----------

  Net Interest Income after
  Loan Loss Provision                 4,022,792         3,899,735

Trust Income                             44,469            38,505
Other Operating Income                  917,916           908,007
Other Operating Expenses:
  Salaries                            1,409,493         1,412,298
  Pension & Employee Benefits           596,932           430,850
  Occupancy                             192,365           187,731
  Equipment                             220,205           231,422
  Other                                 757,432           859,960
                                     ----------        ----------
Total                                 3,176,427         3,122,261
                                     ----------        ----------
Net Income before Tax                 1,808,750         1,723,986
Income Tax Expense                      534,995           495,228
                                     ----------        ----------
Net Income                           $1,273,755        $1,228,758
                                     ==========        ==========

Earnings per Share                   $     0.28        $     0.27
Book Value Per Share                 $     9.12        $     8.71

                                DIRECTORS OF
                           UNION BANKSHARES, INC.
                               and UNION BANK

                        Richard C. Sargent, Chairman
                              Cynthia D. Borck
                            William T. Costa, Jr.
                             Kenneth D. Gibbons
                            Franklin G. Hovey II
                              Richard C. Marron
                              Robert P. Rollins
                               W. Arlen Smith
                                John H. Steel

                                 OFFICERS OF
                           UNION BANKSHARES, INC.

             Richard C. Sargent                        Chairman
             Cynthia D. Borck                    Vice President
             Kenneth D. Gibbons                       President
             Marsha A. Mongeon         Vice President/Treasurer
             Robert P. Rollins                        Secretary
             JoAnn A. Tallman               Assistant Secretary

                            CITIZEN BANK DIVISION
                               ADVISORY BOARD

                              Cynthia D. Borck
                            J.R. Alexis Clouatre
                            William T. Costa, Jr.
                               Dwight A. Davis
                             Kenneth D. Gibbons
                            Franklin G. Hovey II

                             Express Telebanking
                               (802) 888-6448
                               (800) 583-2869

                              Internet Banking
                             www.unionbankvt.com

                           OFFICERS OF UNION BANK

Wanda L. Allaire         Assistant Vice President           Northgate Plaza
Rhonda L. Bennett        Vice President                         Morrisville
Cynthia D. Borck         Executive Vice President               Morrisville
Stacey L.B. Chase        Assistant Treasurer                    Morrisville
Alice H. Claflin         Trust Officer                        St. Johnsbury
Jeffrey G. Coslett       Assistant Vice President               Morrisville
Peter J. Eley            Vice President                         Morrisville
Fern C. Farmer           Assistant Vice President               Morrisville
Patsy S. French          Assistant Vice President            Jeffersonville
Karen C. Gammell         Assistant Treasurer                    Lyndonville
Kenneth D. Gibbons       President & CEO                        Morrisville
Claire A. Hindes         Assistant Vice President               Morrisville
Patricia N. Hogan        Vice President                         Morrisville
Tracey D. Holbrook       Vice President                       St. Johnsbury
Lynne P. Jewett          Assistant Treasurer                    Morrisville
Peter R. Jones           Vice President                         Morrisville
Stephen H. Kendall       Assistant Vice President                   Fairfax
Susan O. Laferriere      Vice President                       St. Johnsbury
Margaret S. Lambert      Assistant Vice President           Northgate Plaza
Dennis J. Lamothe        Vice President                       St. Johnsbury
Susan F. Lassiter        Assistant Vice President            Jeffersonville
Phillip L. Martin        Assistant Vice President                     Stowe
Marsha A. Mongeon        Senior Vice President/Treasurer        Morrisville
Freda T. Moody           Assistant Vice President               Morrisville
Richard N. Morrison      Assistant Vice President               Morrisville
Mildred R. Nelson        Assistant Vice President                 Littleton
Barbara A. Olden         Assistant Vice President           Green Mtn. Mall
Deborah J. Partlow       Trust Officer                          Morrisville
Colleen D. Putvain       Assistant Treasurer                    Morrisville
Robert P. Rollins        Secretary                              Morrisville
Ruth P. Schwartz         Vice President                            Hardwick
Larry D. Sharer          Regional Vice President              St. Johnsbury
Robyn A. Sheltra         Assistant Treasurer                          Stowe
David S. Silverman       Senior Vice President                  Morrisville
Sara J. Small            Assistant Treasurer                    Morrisville
JoAnn A. Tallman         Assistant Secretary                    Morrisville
Tracy R. Verge           Assistant Treasurer                  St. Johnsbury
Francis E. Welch         Assistant Vice President               Morrisville

                           Shareholder Assistance
                                    and
                            Investor Information

                   If you need assistance with a change in
                registration of certificates, reporting lost certificates, non-receipt or loss of dividend checks, assistance regarding direct deposit of dividends, information about the Company,
                 or to receive copies of financial reports,
                    please contact us at the address and
                         phone number listed below:

                 Corporate Name:      Union Bankshares, Inc.
                 Transfer Agent:      Union Bank
                                      P.O. Box 667
                                      Morrisville, VT
                                      05661-0667
                          Phone:      802-888-6600
                            Fax:      802-888-4921
                          Email:      ubexec@unionbankvt.com
                 American Stock
                Exchange Ticker
                         Symbol:      UNB

Statements made in this quarterly report that are not historical facts are forward-looking statements. Investors are cautioned that all forward-looking statements necessarily involve risks and uncertainties, and many factors could cause actual results and events to differ materially from those contemplated in the forward-looking statements. When we use any of the words "believes," "expects," "anticipates" or similar expressions, we are making forward-looking statements. The following factors, among others, could cause actual results and events to differ from those contemplated in the forward-looking statements: uncertainties associated with general economic conditions; changes in the interest rate environment; inflation; political, legislative or regulatory developments; acts of war or terrorism; the markets' acceptance of and demand for the Company's products and services, technological changes, including the impact of the internet on the Company's business and on the financial services market place generally; the impact of competitive products and pricing; and dependence on third party suppliers. For further information, please refer to the Company's reports filed with Securities and Exchange Commission at www.sec.gov .

                             UNION BANK OFFICES

           Morrisville                                   Hardwick
      20 Lower Main Street*                          103 VT Route 15*
          (802) 888-6600                              (802) 472-8100

        Northgate Plaza*                                  Johnson
           Route 100                              198 Lower Main Street*
         (802) 888-6860                               (802) 635-6600

              Stowe                                   Jeffersonville
         Stowe Village*                               80 Main Street*
         47 Park Street                               (802) 644-6600
         (802) 253-6600

            Fairfax                                      Hyde Park
           Route 104*                                 250 Main Street
         (802) 849-2600                               (802) 888-6880

                            Littleton Loan Center
                               241 Main Street
                                Littleton, NH
                               (603) 444-7136

                           CITIZENS BANK DIVISION
        St. Johnsbury                                   Lyndonville
     364 Railroad Street*                            183 Depot Street*
         (802) 748-3131                               (802) 626-3100

     325 Portland Street*                          St. Johnsbury Center
        (802) 748-3121                             Green Mountain Mall*
                                                    1998 Memorial Drive
                                                      (802) 748-2454

                         *  ATM's at these branches

                              Remote ATM's at:

      Smugglers' Notch Resort (2)                 Taft Corners, Williston
         Johnson State College                         Ben & Jerry's
            Copley Hospital                         Stowe Mountain Road
         Cold Hollow Cider Mill                    East Burke, Route 114
           Trapp Family Lodge                        Danville, Route 2
       Stowe Mountain Resort (3)                  Burke Mountain Ski Area
               Big John's                             The Elmore Store
        Riverside Store, Jericho